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                                                                    EXHIBIT 99.2


                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (THIS "AGREEMENT") IS MADE AND ENTERED INTO AS OF THE 28 DAY OF JANUARY , 1999, BY AND BETWEEN U.S. TRUST COMPANY OF FLORIDA SAVINGS BANK, AS PERSONAL REPRESENTATIVE (EXECUTOR) OF THE ESTATE OF MARY TARZIAN ("SELLER") AND BULL RUN CORPORATION, A GEORGIA CORPORATION ("BUYER").
                                   BACKGROUND

         THE SELLER OWNS, BENEFICIALLY AND OF RECORD, 301,119 SHARES (THE "SHARES") OF COMMON STOCK, $4.00 PAR VALUE (THE "STOCK") OF SARKES TARZIAN, INC., AN INDIANA CORPORATION (THE "COMPANY"). SELLER WISHES TO SELL, AND BUYER WISHES TO PURCHASE, THE SHARES ON THE TERMS AND CONDITIONS SET FORTH HEREIN.

         IN CONSIDERATION OF THE FOREGOING AND THE MUTUAL COVENANTS HEREIN CONTAINED, AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE PARTIES HERETO, FOR THEMSELVES, THEIR SUCCESSORS AND ASSIGNS, AGREE AS FOLLOWS:

I.       TERMS OF ACQUISITION

         1.1      SALE AND TRANSFER OF SHARES

                  (A) AT THE CLOSING (AS HEREINAFTER DEFINED), UPON THE TERMS AND SUBJECT TO THE CONDITIONS OF THIS AGREEMENT, SELLER SHALL SELL, CONVEY, TRANSFER, ASSIGN AND DELIVER TO BUYER, AND BUYER SHALL PURCHASE AND ACCEPT FROM SELLER, THE SHARES AS EVIDENCED BY STOCK CERTIFICATE NUMBER 36 OF BUYER.

                  (B) AT THE CLOSING, SELLER SHALL CONVEY TO BUYER GOOD AND VALID TITLE TO THE SHARES FREE AND CLEAR OF ANY AND ALL LIABILITIES, OBLIGATIONS, LIENS, ENCUMBRANCES, RESTRICTIONS OR RIGHTS OF OTHERS OF ANY CHARACTER WHATSOEVER. SELLER SHALL DELIVER TO BUYER STOCK CERTIFICATE NUMBER 36 EVIDENCING THE SHARES REGISTERED IN THE NAME OF MARY TARZIAN, DULY ENDORSED IN BLANK ON THE REVERSE THEREOF BY SELLER OR ACCOMPANIED BY A DULY EXECUTED STOCK POWER.

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         1.2 TIME AND PLACE OF CLOSING THE CLOSING FOR THE SALE AND PURCHASE
CONTEMPLATED BY THIS AGREEMENT (THE "CLOSING") SHALL BE HELD AT THE OFFICES OF U.S. TRUST COMPANY OF FLORIDA SAVINGS BANK ON THE DAY OF THE EXECUTION OF THIS AGREEMENT.

2.       PURCHASE PRICE

         2.1 PURCHASE PRICE. IN FULL PAYMENT OF THE PURCHASE PRICE FOR THE SHARES, AT THE CLOSING, BUYER SHALL PAY TO SELLER TEN MILLION DOLLARS ($10,000,000) IN CASH BY WIRE TRANSFER OR CERTIFIED CHECK.

3. REPRESENTATIONS AND WARRANTIES OF SELLER SELLER REPRESENTS AND WARRANTS TO BUYER AS FOLLOWS:

         3.1 AUTHORITY RELATIVE TO THIS AGREEMENT. SELLER HAS THE REQUISITE CAPACITY, POWER, AUTHORITY AND LEGAL RIGHT TO EXECUTE AND DELIVER THIS AGREEMENT AND TO PERFORM ITS OBLIGATIONS HEREUNDER. THIS AGREEMENT HAS BEEN DULY AND VALIDLY EXECUTED AND DELIVERED BY SELLER AND CONSTITUTES A LEGAL, VALID AND BINDING OBLIGATION OF SELLER ENFORCEABLE AGAINST IT IN ACCORDANCE WITH ITS TERMS.

         3.2 CONSENT AND APPROVALS; NO VIOLATION. THERE IS NO REQUIREMENT APPLICABLE TO SELLER TO MAKE ANY FILING WITH, OR TO OBTAIN ANY PERMIT, AUTHORIZATION, CONSENT OR APPROVAL OF, ANY GOVERNMENTAL OR REGULATORY AUTHORITY OR ANY THIRD PARTY AS A CONDITION TO THE LAWFUL CONSUMMATION BY SELLER OF THE TRANSACTIONS CONTEMPLATED HEREBY. THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT BY SELLER AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY WILL NOT (i) VIOLATE ANY PROVISION OF THE COMPANY'S ARTICLES OF INCORPORATION, BYLAWS, SHAREHOLDERS' AGREEMENT, DATED AS OF APRIL 24,1979, AS AMENDED, THE LAST WILL AND TESTAMENT OF MARY TARZIAN OR ANY LAW, REGULATION, DECREE, JUDGMENT, ORDER OR AWARD, (ii) RESULT IN A BREACH OF OR DEFAULT UNDER OR REQUIRE THE CONSENT OR APPROVAL OF ANY PARTY TO ANY MATERIAL


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WRITTEN OR ORAL AGREEMENT, CONTRACT OR COMMITMENT OF SELLER OR (iii) RESULT IN
THE CREATION OR IMPOSITION OF ANY LIEN, SECURITY INTEREST OR RESTRICTION UPON ANY OF THE SHARES.

         3.3 THE SHARES. SELLER HAS GOOD AND VALID TITLE TO THE SHARES, FREE AND CLEAR OF ANY CLAIMS, LIENS, ENCUMBRANCES, SECURITY INTERESTS, OPTIONS, CHARGES AND RESTRICTIONS. UPON DELIVERY TO BUYER OF CERTIFICATES REPRESENTING SUCH SHARES, DULY ENDORSED BY SELLER FOR TRANSFER TO BUYER, AND UPON SELLER'S RECEIPT OF THE PURCHASE PRICE HEREUNDER, GOOD AND VALID TITLE TO THE SHARES WILL PASS TO BUYER, FREE AND CLEAR OF ANY CLAIMS, LIENS, ENCUMBRANCES, SECURITY INTERESTS, OPTIONS, CHARGES AND RESTRICTIONS OTHER THAN THOSE, IF ANY ARISING FROM ACTS OF THE BUYER OR ITS AFFILIATES. IMMEDIATELY PRIOR TO THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, SELLER WAS THE SOLE REGISTERED OWNER AND BENEFICIAL OWNER OF THE SHARES. THE SHARES REPRESENT 33.5% OF THE TOTAL VOTING RIGHTS OF ALL ISSUED AND OUTSTANDING CAPITAL STOCK OF THE COMPANY AND 73% OF ALL EQUITY AS RELATES TO COMMON DIVIDEND AND LIQUIDATING DISTRIBUTIONS.

         3.4 PERSONAL REPRESENTATIVE. SELLER WAS VALIDLY APPOINTED, AND IS CURRENTLY VALIDLY SERVING, AS PERSONAL REPRESENTATIVE (EXECUTOR) PURSUANT TO THAT CERTAIN LAST WILL AND TESTAMENT OF MARY TARZIAN, A CORRECT AND COMPLETE COPY OF WHICH HAS BEEN DELIVERED TO BUYER PRIOR TO THE DATE HEREOF.

         3.5 SHAREHOLDERS AGREEMENT. THE SHAREHOLDERS AGREEMENT PROVIDED TO BUYER IS A TRUE, CORRECT AND COMPLETE COPY OF THE SHAREHOLDERS AGREEMENT.

4.  REPRESENTATIONS AND WARRANTIES OF BUYER.

         BUYER REPRESENTS AND WARRANTS TO SELLER AS FOLLOWS:

         4.1 ORGANIZATION AND GOOD STANDING. BUYER IS A CORPORATION DULY ORGANIZED, VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THE STATE OF GEORGIA.


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         4.2 AUTHORITY RELATIVE TO THIS AGREEMENT. BUYER HAS THE REQUISITE
POWER, AUTHORITY AND LEGAL RIGHT TO EXECUTE AND DELIVER THIS AGREEMENT AND TO PERFORM ITS OBLIGATIONS HEREUNDER. THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY HAVE BEEN DULY AND VALIDLY AUTHORIZED BY ALL NECESSARY CORPORATE ACTION, AND THIS AGREEMENT HAS BEEN DULY AND VALIDLY EXECUTED AND DELIVERED BY BUYER AND CONSTITUTES A LEGAL, VALID AND BINDING OBLIGATION OF BUYER ENFORCEABLE AGAINST IT IN ACCORDANCE WITH ITS TERMS.

         4.3 CONSENTS AND APPROVALS: NO VIOLATION: THERE IS NO REQUIREMENT APPLICABLE TO BUYER TO MAKE ANY FILING WITH, OR TO OBTAIN ANY PERMIT, AUTHORIZATION, CONSENT OR APPROVAL OF, ANY GOVERNMENTAL OR REGULATORY AUTHORITY OR ANY THIRD PARTY AS A CONDITION TO THE LAWFUL CONSUMMATION BY BUYER OF THE TRANSACTIONS CONTEMPLATED HEREBY, OTHER THAN ANY FILINGS, PERMITS, AUTHORIZATIONS, CONSENTS OR APPROVALS REQUIRED BY THE UNITED STATES FEDERAL COMMUNICATIONS COMMISSION OR THE LAWS, RULES OR REGULATIONS RELATED THERETO. THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT BY BUYER AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY WILL NOT (i) VIOLATE ANY PROVISION OF THE ARTICLES OF INCORPORATION OR BYLAWS OF BUYER OR ANY LAW, REGULATION, DECREE, JUDGMENT, ORDER OR AWARD OR (ii) RESULT IN A BREACH OF OR DEFAULT UNDER OR REQUIRE THE CONSENT OR APPROVAL OF ANY PARTY TO ANY MATERIAL WRITTEN OR ORAL AGREEMENT, CONTRACT OR COMMITMENT OF BUYER, OTHER THAN THE FILINGS, PERMITS, AUTHORIZATIONS, CONSENTS OR APPROVALS REQUIRED BY THE UNITED STATES FEDERAL COMMUNICATIONS COMMISSION OR THE LAWS, RULES OR REGULATIONS RELATED THERETO.

         4.4      BUYER ACKNOWLEDGES THE FACTS SET FORTH ON SCHEDULE A HERETO.

5.  CONDITIONS TO CLOSING


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         5.1 CONDITIONS TO THE OBLIGATIONS OF SELLER. THE OBLIGATION OF SELLER
TO EFFECT THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE FURTHER SUBJECT TO THE FULFILLMENT AT OR PRIOR TO THE CLOSING DATE OF THE FOLLOWING CONDITIONS, ANY ONE OR MORE OF WHICH MAY BE WAIVED, IN WHOLE OR PART, BY SELLER:

         (a) NO LITIGATION, REGULATION, LAW, JUDGMENT, DECREE, AWARD, ORDER OR LEGISLATION SHALL HAVE BEEN INSTITUTED, THREATENED OR PROPOSED BEFORE OR BY ANY COURT OR GOVERNMENTAL AUTHORITY TO ENJOIN, RESTRAIN, PROHIBIT OR OBTAIN DAMAGES IN RESPECT OF THIS AGREEMENT OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, IF SUCH LITIGATION, REGULATION, LAW, JUDGMENT, DECREE, AWARD, ORDER OR LEGISLATION, IN THE REASONABLE JUDGMENT OF SELLER, WOULD MAKE IT INADVISABLE TO CONSUMMATE SUCH TRANSACTIONS; AND

         (b) THE REPRESENTATIONS AND WARRANTIES MADE BY BUYER IN THIS AGREEMENT SHALL BE CORRECT AND COMPLETE ON THE CLOSING DATE WITH THE SAME FORCE AND EFFECT AS IF SUCH REPRESENTATIONS AND WARRANTIES HAD BEEN MADE ON AND AS OF THE CLOSING DATE. 5.2 CONDITIONS TO THE OBLIGATIONS OF BUYER. THE OBLIGATIONS OF BUYER TO EFFECT THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE FURTHER SUBJECT TO THE FULFILLMENT AT OR PRIOR TO THE CLOSING DATE OF THE FOLLOWING CONDITIONS, ANY ONE OR MORE OF WHICH MAY BE WAIVED, IN WHOLE OR PART, BY BUYER:

         (a) NO LITIGATION, REGULATION, LAW, JUDGMENT, DECREE, AWARD, ORDER OR LEGISLATION SHALL HAVE BEEN INSTITUTED, THREATENED OR PROPOSED BEFORE OR BY ANY COURT OR GOVERNMENTAL AUTHORITY TO ENJOIN, RESTRAIN, PROHIBIT OR OBTAIN DAMAGES IN RESPECT OF THIS AGREEMENT OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, IF SUCH LITIGATION, REGULATION, LAW, JUDGMENT, DECREE, AWARD, ORDER OR LEGISLATION IN THE REASONABLE JUDGMENT OF BUYER, WOULD MAKE IT INADVISABLE TO CONSUMMATE SUCH TRANSACTIONS;


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         (b) THE REPRESENTATIONS AND WARRANTIES MADE BY SELLER IN THIS AGREEMENT
SHALL BE CORRECT AND COMPLETE ON THE CLOSING DATE WITH THE SAME FORCE AND EFFECT AS IF SUCH REPRESENTATIONS AND WARRANTIES HAD BEEN MADE ON AND AS OF THE CLOSING DATE.

6.       MISCELLANEOUS PROVISIONS.

         6.1 BINDING EFFECT. THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS.

         6.2 WAIVER. ANY FAILURE ON THE PART OF ANY PARTY HERETO TO COMPLY WITH ANY OF ITS OBLIGATIONS, AGREEMENTS OR CONDITIONS HEREUNDER MAY BE WAIVED BY ANY OTHER PARTY TO WHOM SUCH COMPLIANCE IS OWED. NO WAIVER OF ANY PROVISION OF THIS AGREEMENT SHALL BE DEEMED, OR SHALL CONSTITUTE, A WAIVER OF ANY OTHER PROVISION, WHETHER OR NOT SIMILAR, NOR SHALL ANY WAIVER CONSTITUTE A CONTINUING WAIVER.

         6.3 SURVIVAL. ALL REPRESENTATIONS, WARRANTIES, AGREEMENTS, COVENANTS AND OBLIGATIONS MADE OR UNDERTAKEN BY SELLER OR BUYER IN THIS AGREEMENT ARE MATERIAL, HAVE BEEN RELIED UPON BY BUYER OR SELLER, AS THE CASE MAY BE, AND SHALL SURVIVE THE TRANSFER OF SHARES PURSUANT HERETO AND SHALL NOT MERGE IN THE PERFORMANCE OF ANY OBLIGATION BY ANY PARTY HERETO.

         6.4 AMENDMENTS. THIS AGREEMENT MAY BE AMENDED OR MODIFIED ONLY BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THE PARTIES HERETO, OR BY THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

         6.5 COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN ONE OR MORE COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED AN ORIGINAL, BUT ALL OF WHICH TOGETHER SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT.

         6.6 REMEDIES. IN THE EVENT OF A BREACH OF THIS AGREEMENT BY SELLER, BUYER SHALL HAVE AVAILABLE ANY AND ALL REMEDIES AT LAW OR IN EQUITY EXCEPT AS LIMITED IN THE FOLLOWING SENTENCE. IN THE EVENT THAT A COURT OF COMPETENT JURISDICTION


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ENTERS A FINAL, NON-APPEALABLE ORDER AWARDING TITLE TO THE SHARES TO ANY PERSON
OR ENTITY OTHER THAN BUYER, THIS CONTRACT SHALL BE RESCINDED AND BUYER SHALL RETURN THE SHARES TO SELLER (OR AS DIRECTED BY SUCH COURT) IN EXCHANGE FOR AND ONLY UPON RECEIPT OF THE FULL $10 MILLION PURCHASE PRICE PLUS INTEREST FROM THE DATE HEREOF AT A PER ANNUM RATE EQUAL TO THE PRIME RATE AS PRINTED IN THE WALL STREET JOURNAL AND BUYER SHALL HAVE NO FURTHER REMEDY AGAINST SELLER.

         6.7 ENTIRE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT, UNDERSTANDING, REPRESENTATIONS AND WARRANTIES OF THE PARTIES HERETO AND SUPERCEDES ANY PRIOR AGREEMENT, UNDERSTANDING, REPRESENTATIONS, WARRANTIES, DOCUMENTS OR DRAFTS RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT.


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         IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED AND DELIVERED THIS
AGREEMENT, UNDER SEAL, AS OF THE DATE FIRST WRITTEN ABOVE.

               U.S. TRUST COMPANY OF FLORIDA SAVINGS BANK, as
               Personal Representative (Executor) of the Estate of Mary Tarzian



               By:  /s/ Trowbridge Callaway III
                    -------------------------------
               Title:  Chairman
                       ----------------------------


ATTEST:                                          BULL RUN CORPORATION



/s/ Hilton Howell                                By:  /s/ Robert S. Prather, Jr.
---------------------                                 --------------------------
Title: VP & Secretary                            Title:  President & CEO
---------------------                                   ------------------------


[Corporate Seal]



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                                   SCHEDULE A

        FACTS OF JANUARY 25, 1999, JANUARY 26, 1999 AND JANUARY 27, 1999

         Counsel for the Personal Representative (Executor) of the Estate of Mary Tarzian ("estate counsel") engaged in extensive negotiations with counsel for Sarkes Tarzian, Inc. and Tom Tarzian ("Company counsel") in New York City on January 25, 1999. Counsel for Patricia Tarzian participated by telephone. U.S. Trust Co. of Florida was not present, either in person or by telephone. Estate counsel advised Company counsel that the Estate's broker was in negotiations with a public company for the sale of the stock. At about 4:00 p.m. the meeting ended with the understanding that Company counsel would draft a proposed definitive agreement of sale for review by estate counsel, and counsel for Pat Tarzian, and presentation to all of their respective clients for final approval. The terms of the proposed definitive agreement to be drafted would contain proposed essential terms that had not yet been discussed or agreed to by counsel or the parties.

         The lawyers agreed to recommend to their respective clients that certain terms (including the amount of cash and notes - with due date and interest rate - payable for the stock) were agreeable for inclusion in the yet to be prepared definitive agreement of sale, but essential terms of the definitive agreement were not decided, including without limitation the closing date (which was critical to the Estate), the state law that would control, and the conditions precedent to closing. Company counsel agreed to furnish certain information from the Company accountants that would enable the Estate to fully evaluate a tax issue.

         On the evening of January 25, 1999 and supplemented on January 26, 1999, and January 27, 1999 Company counsel presented several versions of a proposed definitive sale agreement that included proposed essential terms that had not been discussed at the meeting including without limitation the proposed closing date, a condition precedent to closing, a proposed indemnification provision and a propose release. It contained a due on sale clause in the terms of the promissory note that was not consistent with the discussion on January
25. The proposed definitive sale agreement was unsigned by the Company and provided that upon signature by both parties it would become a binding agreement as of the signing date. Neither the Personal Representative nor the Company


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has executed the proposed definitive sale agreement. At no time did estate counsel or the Personal Representative enter into a binding commitment or otherwise agree to sell the Shares to the Company or any other third party.